                                                                    EXHIBIT 10.7
                              SECURITY AGREEMENT
                              ------------------



          SECURITY AGREEMENT, dated as of August 2,1999, West Star Energy Group formerly known as Mid-States Fuels, Inc., a California corporation having an office at Atwater, 695 Atwater Blvd., Atwater, CA 95301 and LLO-Gas, Inc. a California corporation, having an office at Laws Bulk Plant, 108 Dehy - Law, Bishop, CA 93514 and 23805 Stuart Ranch Road, Suite 265, Malibu, CA 90265 and LLO-Gas, Inc., a Delaware Corporation having an office at 1013 Centre Road, Wilmington, DE 19805, (the "Borrower"), for the benefit of Capstone Capital,
                           -----------
LLC, a Delaware limited liability company (the "Lender"), having an office at
                                               ---------
515 Madison Avenue New York New York 10022.

                                  WITNESSETH:
                                  -----------
          WHEREAS, on the date hereof, the Lender is establishing a revolving credit facility in favor of the Borrower in the principal amount of up to $900,000 (the "Loan"), pursuant to a Promissory Note, dated of even date
              -------
herewith, made by the Borrower in favor of the Lender in the original principal amount of $900,000 (as the same may be supplemented, amended, modified or restated from time to time in accordance with the terms thereof, the "Note"),
                                                                     --------
and

          WHEREAS, on the date hereof, the Lender and the Borrower have entered into a Supply Agreement (the "Supply Agreement") pursuant to which, among other
                             -------------------
things, Lender shall provide a letter of credit facility to Borrower of up to $900,000; and

          WHEREAS, in order to provide additional security for the payment and performance of all of its obligations to the Lender under the Note and the Supply Agreement, the Borrower has agreed to grant to the Lender a continuing lien and security interest in and to certain of the Borrower's accounts and contract rights and to execute this and such other security agreements and instruments as are necessary to grant such lien and security, interest;

          NOW, THEREFORE, in consideration of the premises contained herein and in the Note, and as further inducement to the Lender to make the Loan, and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the Borrower agrees with the Lender as follows:

Section 1. GRANT OF SECURITY INTEREST.

          (a) The Borrower hereby pledges, assigns and grants to the Lender a continuing security interest in and lien on the properties, assets and rights described on Exhibit 'A' hereto, whether now or hereafter owned by the Borrower
             -----------
(collectively, the "Collateral"), which security
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interest shall, be primary and subordinate only to Pre-Bank Business Credit,
Inc. pursuant to a certain intercreditor agreement executed between the parties (the "Intercreditor Agreement").
      -----------------------

          (b) The Borrower hereby pledges assigns and grants to the Lender a continuing priority security interest in and a lien on any asset, property or right of Borrower, which Lender has an interest in by virtue of the Supply Agreement, including, but not limited to, all Supplier Orders and Client Orders (as those terms are defined in the Supply Agreement) and all accounts, inventory and proceeds related to the Supplier Orders and the Client Orders.

Section 2. OBLIGATIONS SECURED.

          The Collateral hereunder constitutes and will constitute continuing security for the strict performance and observance by the Borrower of the following obligations (the "Obligations"):
                           -------------

          (a) The prompt payment, when due, of all present and future obligations and indebtedness of the Borrower to the Lender under the Supply Agreement.

          (b) The strict performance and observance by the Borrower of all warranties covenants and agreements contained in the Supply Agreement.

          (c) The prompt payment, when due, of all present and future obligations and indebtedness of the Borrower to the Lender under the Note and this Agreement; and

          (d) The strict performance and observance by the Borrower of all warranties covenants and agreements contained in the Note and this Agreement.

          As among the foregoing, the obligations with respect to the Supply Agreement, set forth in clauses (a) and (b) above, are and will be senior to and be secured on a senior basis in relation to the obligations with respect to the Note.

Section 3. BORROWER REMAINS LIABLE.

          Anything herein to the contrary notwithstanding, in the absence of the Lender's express prior written consent thereto, (a) the Borrower shall remain liable under any and all contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under any contracts and agreements included in the Collateral, and (c) the Lender shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Borrower under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

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Section 4. GUARANTEES AND WARRANTIES.

          The Borrower represents and warrants to the Lender that:

          4.1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, is duly qualified and in good standing under the laws of each jurisdiction where the character of its properties or the transaction of its business makes such qualification necessary, and has full power to own or hold under lease its properties and assets and to conduct its business as now being conducted.

          4.2.(a) The Borrower has full power and authority to execute, deliver and perform, this Agreement and the Note, which has been duly authorized by all necessary and proper corporate action. No consent of stockholders or members or of any public authority is required as a condition to the validity of this Agreement, the Note, or the Supply Agreement. The making and performance by the Borrower of this Agreement and the Note will not violate any provision of law and will not conflict with or result in the breach of any order, writ, injunction or decree of any court or government instrumentality, or its certificate of formation or operating agreement or create a default under any agreement, note or indenture to which it is a party or by which it is bound or to which any of its property is subject, or result in the imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of its properties or assets, except for the liens created under this Agreement.

          (b) Each of this Agreement, the Note and the Supply Agreement has been duly executed and delivered, and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          4.3. The Borrower has good title to and is the lawful owner of the Collateral free from all claims, liens, encumbrances, charges or security interests whatsoever. The Collateral will at all times be kept at the location set forth on Exhibit "A" hereto.

          4.4. The provisions of this Agreement create a valid and perfected first priority security interest in the Collateral, enforceable in accordance with their respective terms.

          4.5. There are no judgments outstanding against the Borrower and there are no actions or proceedings before any court or administrative agency pending or, to the knowledge of the Borrower, threatened against the Borrower which, if determined adversely to the Borrower, would affect the Collateral other than those disclosed in the Supply Agreement.

          4.6. The Borrower's principal office and place of business where it maintains its records concerning the Collateral is at its address stated above. The Borrower has no other office or place of business except as indicated on Exhibit "A" hereto.

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          4.7.     All the Collateram (I) is owned solely by Borrower free and clear of all claims, liens, security interests and encumbrances (including without limitation any vlaims of infringement) except those in Lender's favor and (ii) is not subject to any agreement prohibiting the granting of a security interest or requiring notice of or consent to the granting of a security interest; Any limitations or incurrence of additional indebtedness, payment of dividends, etc.

Section 5. COVENANTS.

          The Borrower covenants and agrees that from the date of this Agreement until Satisfaction in full of all of the Obligations the irrevocable termination of this Agreement.

          5.1. Upon the Lender's request, the Borrower shall keep and maintain the Collateral insured against loss or damage by such risks as are customarily insured against by similar businesses for the full insurable value thereof with such companies and by policies in such forms and terms as shall be satisfactory to the Lender. Such standard policies shall by their terms be payable to the Lender as its interests may appear, shall name the Lender as an "additional insured" and "Lender", and shall provide that the Lender shall be given at least thirty (30) days prior written notice of any amendment, modification or cancellation thereof and that the Lender shall have the option, but not the obligation, to pay the premiums to continue such insurance in effect or obtain like coverage. The originals or certificates of all such policies shall be delivered to the Lender. The Borrower agrees that any payment made by the Lender pursuant to the foregoing authorization, shall bear interest thereon at the Default Rate (as defined in the Note) from the date of such payment and shall become part of the Obligations and be shall secured by the Collateral pursuant to the terms of this Agreement. The Borrower hereby appoints the Lender as its attorney-in-fact to make, adjust or settle any claim under any insurance policy insuring the Collateral.

          5.2. The Borrower shall give the Lender full and free access to the Collateral and to all books, correspondence and records of the Borrower with respect thereto, permit the Lender and its representatives to examine the same and to make extracts therefrom all at the Borrower's expense.

          5.3. The Borrower shall promptly pay and discharge or cause to be paid and discharged all its obligations and liabilities including (without limitation) all taxes, assessments and governmental charges upon it or its income or properties, when due unless and to the extent that only that the same shall be contested in good faith and by appropriate proceedings and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien against any of its property .

          5.4. The Borrower shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its limited liability company existence and all franchises, rights and privileges necessary for the proper conduct of its business, and continue to engage in the business of the same type as now conducted by it.

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          5.5.     The Borrower shall not grant, permit or suffer to exist any lien, claim, security interest or encumbrance on the Collateral, except those in favor of the Lender.

          5.6.     The Borrower shall notify the Lender in writing within three
(3) business day after the occurrence thereof, of the occurrence of any event which constitutes, or which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined).

          5.7. The Borrower shall deliver to the Lender promptly upon request therefore such financial data, reports or information with respect to Borrower or the Collateral as the Lender may reasonable request from time to time.

          5.8. The Borrower shall execute and deliver such further or additional instruments and assurances, and take all such additional action as the Lender may require for the purpose of carrying out the provisions of this Agreement, the Note and the Supply Agreement, including for the purpose of the Lender maintain its first priority perfected lien in the collateral.

          5.9. The Borrower shall not sell, assign or otherwise dispose of the Collateral except the Borrower may sell, assign or otherwise dispose of the
               ------
Collateral only if the gross proceeds of such sale, assignment or other disposition are immediately paid to the Lender to be applied to the outstanding obligations under the Note pursuant to Section A.5 thereof.

          5.10. The Borrower shall not change its principal office or the place where it maintains its records pertaining to the Collateral as specified in Section 4.6 hereof without giving the Lender at least thirty (30) days nor written notice thereof.

          5.11. The Borrower shall defend the Collateral against claims and demands of all parties.

          5.12. Subject to Section 5.10 hereof the Borrower shall not remove or permit the removal of the Collateral from its present location as set forth on Exhibit 'A" hereto without the prior written consent of the Lender.

          5.13. The Borrower hereby irrevocably and unconditionally sells, transfers and assigns all of the Borrower's right, title and interest in and to the Accounts to the Lender.

          5.14. The Borrower shall place notations upon its books of account and any financial statement prepared by Borrower to disclose Lender's security interest in the collateral.

Section 6. OPTION TO PERFORM OBLIGATION OF THE BORROWER IN RESPECT COLLATERAL.

          If the Borrower fails or refuses to make any payment, performance any covenant or obligation, or take any other action which the Borrower is obligated hereunder to perform,

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observe, take or do, then the Lender may, at its option, without notice or demand upon the Borrower and without releasing the Borrower from any obligation or covenant hereof, perform, observe, take or do the same in such manner and to such extent as the Lender may deem necessary to protect any of the Collateral and its rights hereunder including without limitation, obtaining insurance and the payment of any taxes and the payment of any sums necessary to discharge liens or security interests at any time levied or placed on the Collateral. The Borrower agrees that any payment or expense incurred by the Lender pursuant to the foregoing authorization, shall bear interest at the Default Rate from the date of the incurrence of such expense and shall become part of the Obligations and shall be secured by the Collateral pursuant to the terms of this Agreement.

Section 7. EVENTS OF DEFAULT.

          If one or more of the events listed below (any such event, an 'Event
                                                                        ------
of Default" shall occur, the entire unpaid balance of all Obligations owing to
-----------
the Lender by the Borrower shall immediately become due and payable at the election of the Lender without notice or demand and without presentment, protest or notice of protest, or notice of non-payment, all of which are hereby waived:

          7.1. The Borrower shall fail to make any payment of principal or interest on the Note (including, without limitation, any mandatory prepayment of principal) or any other amount when due (or, if applicable, when demanded by the Lender) thereunder or under this Agreement;

          7.2. The Borrower shall default in the performance or observance of any covenant agreement contained in the Note or in this Agreement, excluding the Event of Default as described in Paragraph 7.1, above and any breach of Sections 5.1, 5.2, 5.3, 5.5, 5.9, 5.10, and 5.11, and not cure said default within 30 days from occurrence;

          7.3. An uncured event of default or uncured default shall occur and be continuing under any other agreement, document or instrument executed and delivered to the Lender by the Borrower or any guarantor or hypothecator relating to any Liabilities (as defined in the Note), including, without limitation) this Agreement or Supply Agreement;

          7.4. Any material representation or warranty made by or on behalf of the Borrower in the Note or in this Agreement or in any other certificate, agreement, instrument or statement delivered to the Lender by or on behalf of the Borrower shall at any time prove to have been incorrect when made in any material respect;

          7.5. The Borrower or any Affiliate (as defined in the Supply Agreement) shall materially default in the payment of principal of or interest on any indebtedness for borrowed money (including any such indebtedness in the nature of a lease) or shall default in the performance or observance of the terms of any instrument pursuant to which such indebtedness is

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outstanding, the result of which is to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof);

          7.6. Any material change in the condition or affairs (financial or otherwise) of the Borrower, any Affiliate or any guarantor of any of the obligations shall occur which, in the opinion of the Lender, increases its risk with respect to the loan evidenced by the Note or impair any security therefor;

          7.7. There shall be a defect in the Borrower's title to any of the Collateral and such defect in title shall not have been cured or removed within ten (10) days after the Borrower's receipt of notice thereof;

          7.8. The Borrower, any Affiliate or any guarantor of any of the Obligations, shall become insolvent, make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, admit in writing its inability to pay its debts when they mature, petition or apply for, consent to, or acquiesce in the appointment of, a trustee or receiver for the Borrower or for a substantial part of its property; or any other bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy, insolvency law, or any dissolution or liquidation proceeding shall be instituted by or against the Borrower, and if instituted against it, shall be consented to or acquiesced in by the Borrower or shall not be dismissed or, if contested, stayed within a period of thirty (30) days; or any judgment, writ of attachment or execution or any similar process shall be issued or levied against a substantial part of the property of the Borrower and shall not be released, stayed, bonded or vacated within a period of thirty (30) days after its issue or levy;

          7.9. The Borrower shall, at any time without the prior written consent of the Lender, enter into an agreement to change the location of the Collateral or permit any change in such location of the Collateral from that specified in Section 5.1 hereof except as permitted by Section 5.11; and/or

          7.10. The lien created hereunder shall, for any reason other than by or through the conduct of the Lender, cease to be a valid first priority perfected security interest.

          7.11 A default or an event of default shall occur and be continuing under any agreement, document or instrument executed and delivered to the Lender by the Borrower, any, guarantor, or any Affiliate relating to any Liabilities (as defined in the Note).

          7.12. A Change in Control (as hereinafter defined) of the Borrower or any affiliate (including, without limitation, West, shall occur, or a change in any executive officer of the Borrower not approved in advance by Capstone. For the purposes of this Agreement, "Change in Control" shall mean (i) a "change
                                    ------------------
in control' as such term is used in Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended at the date hereof ("Act"), (ii) a change in control as the term "control" is defined in

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Rule 12b-2 promulgated under the Act, (iii) when any "person' (as such term is defined in Sections 3 (a)(9) and 13(d)(3) of the Act) becomes a beneficial owner, directly or indirectly, of securities of the Borrower representing (30%) percent or more of the Borrower's or any Affiliate's then outstanding securities having the right to vote on the election of directors, (iv) when individuals who are members of the Borrower's or any Affiliate's Board of Directors at any one time shall immediately thereafter cease to constitute a majority of the Board of Directors or (v) when a majority of the directors elected at any annual or special meeting of stockholders are not individuals nominated by the Borrower's or any Affiliate's incumbent Board of Directors;

Section 8. REMEDIES.

          In case any Event of Default shall have occurred and be continuing, the Lender shall, have, in addition to all other rights and remedies given it by this Agreement or the Note, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral may be located and without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or redemption or other notice or demand whatsoever to the Borrower, all of which are hereby expressly waived, and without advertisement, enter onto the premises where the Collateral is located and take possession thereof without liability for any lawsuit or action, and sell, lease or otherwise dispose of all or any part of the Collateral or any interest which the Borrower may have therein, either at pubic or private sale or otherwise, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable fees and expenses of counsel) as provided in Section 14 hereof, shall apply the residue of such proceeds toward the payment of the Obligations. If notice of any sale or other disposition is required by law to be given the Borrower hereby agrees that a notice sent at least ten (10) days before the time of any intended public sale or before the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The Borrower agrees to assemble the Collateral, or cause it to be assembled, at such place or places as the Lender may designate by written notice. At any such sale or other disposition, the Lender may purchase the whole or any part of the Collateral, free from any right of redemption on the part of the Borrower, which right is hereby waived and released. Without limiting the generality of the rights and remedies conferred upon the Lender under this Section 8, the Lender may: (a) enter upon the premises of the Borrower and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court therefor, using all necessary force to do so; (b) at the Lender's option, use, operate, manage and control the Collateral in any lawful manner; (c) collect and receive all rents, income, revenue, earnings, issue and profits therefrom; and (d) maintain, repair, renovate, alter or remove the Collateral as the Lender may determine in its discretion and any monies so collected or received by the Lender shall be applied to, or may be accumulated for application upon the Obligations and the Borrower shall be liable for any deficiency.

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Section 9. POWER OF ATTORNEY.

          The Borrower authorizes the Lender and does hereby make, constitute and appoint the Lender and any officer, employee or agent of the Lender with full power of substitution as the Borrower's true and lawful attorney-in-fact with power, in its own name or in the name of the Borrower, to endorse any notes, checks, drafts. money orders, or other instruments of payment (including payments under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Lender; to sign and endorse any documents relating to the Collateral and to verify Borrower's accounts receivable and upon the occurrence of an Event of Default; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to grant, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and, generally, to do at the Lender's option and at the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve and realize upon the Collateral and the Lender's security interests therein in order to effect the intent of this Agreement, as fully and effectual as the Borrower might or could do; and the Borrower hereby ratifies all that said attorney shall do or cause to be done by virtue hereof. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE FOR AS LONG AS ANY OF THE OBLIGATIONS SHALL BE OUTSTANDING. The Borrower agrees that any fees, costs and expense incurred by the Lender pursuant to the foregoing authorization, and interest thereon at the rate prescribed in the Note from the date of incurring any such fees, costs and expense, shall become part of the Obligations and be secured by the Collateral.

Section 10. JURISDICTION; WAIVER OF JURY TRIAL AND SETOFF, ETC.

          The Borrower hereby irrevocably consents to the jurisdiction and venue of any, New York State or Federal court located in New York County, New York over any action or proceeding arising out of any dispute between the Borrower and the Lender under the Note or this Agreement or otherwise and the Borrower further irrevocably consents to the service of process in any such action or proceeding by the mailing of a copy of such process to the Borrower at the address set forth in the first paragraph of this Agreement. "EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THE NOTE AND THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE BORROWER AND THE LENDER"

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Section 11. NOTICES.

          All notices, requests, demands and other communications to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mails and sent by registered or certified mail, postage prepaid, return receipt requested, or when delivered personally, to the parties at their addresses hereinafter provided, or to such other addresses as may hereafter be designated in writing by the respective parties hereto.

Section 12. NO WAIVER.

          No failure on the part of the Lender to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender from time to time.

Section 13. FINANCING STATEMENTS; FURTHER ASSURANCES; FILING

          At the Closing, the Borrower shall deliver UCC-1 financing statements in form and substance satisfactory to the Lender and with the Lender's security interest duly noted thereon with respect to the Collateral for filing at the appropriate offices. Thereafter, within three (3) business days after the Lender's written request therefor, the Borrower shall cause such additional Uniform Commercial Code financing statements with respect to the Collateral or any modifications, assignments, or amendments to any such financing statements (all in form and substance satisfactory to the Lender) to be delivered to the Lender for filing at the appropriate offices. The Borrower from time to time, at its sole expense, will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or the Lender may request, and hereby authorizes the Lender to take all action (including the filing of any financing statements, continuation statements, assignments or amendments thereto with respect to the Collateral without the signature of the Borrower where permitted by law) as the Lender may deem necessary, proper or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedy hereunder with respect to any Collateral. A carbon, photographic or other reproduction of the Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

Section 14. INDEMNITY AND EXPENSES.

          14.1. The Borrower here by indemnifies the Lender from and against any and all actions, claims, losses, fees, expenses and liabilities growing out of or resulting from this Agreement and/or the Note (including, without limitation, enforcement of this Agreement and/or the Note, except claims, losses or liabilities resulting from the Lender's willful misconduct.

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          14.2.    The Borrower will upon demand pay to the Lender the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with (a) the administration of this Agreement, (b) the custody, preservation, verification, use or operation of, or the sale of, collection from, or other realization upon-any of the Collateral, (c) the exercise, enforcement or protection of any of the rights of the Lender hereunder, (d) preparation, execution, and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement, the Note and the Supply Agreement (e) the failure by the Borrower to perform or observe any of the provisions hereof. The foregoing expenses shall become part of the Obligations (and the definition of the term Obligations shall include such fees, disbursements and other expenses) and shall be secured by the Collateral as set forth in this Agreement and the Lender may at any time apply to the payment of all such costs and expenses all proceeds arising from the possession or disposition of all or an portion of the Collateral.

Section 15. MODIFICATIONS, ETC.

          Neither this Agreement nor any provision hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

Section 16. TERMINATION

          Upon the payment in full of all Obligations and the irrevocable termination of this Agreement, the Note and the Supply Agreement, the Lender shall execute and deliver to the Borrower all such documents and instruments as shall be necessary to evidence termination of this Agreement and the security interests created hereunder; provided, however, the obligations of the Borrower
                             -----------------
under Section 14 hereof shall survive any termination under this Section 16.

Section 17. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW.

Section 18. ASSIGNMENT, ETC.

          The Borrower shall not assign, pledge, or otherwise transfer or encumber any of its rights or obligations under this Agreement or in the
                    ------
Collateral or any part thereof except as expressly permitted by Section 5.9 hereof. Any such purported assignment, pledge, transfer or other action without the Lender's written consent shall be void. The Lender may, without notice, transfer or assign this Agreement or any interest herein and may encumber or transfer any of its rights or interest in and to the Collateral or any part thereof and any such assignee or transferee of any of the Lender's rights under this Agreement or with respect to the Collateral shall have the

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

right to transfer or assign its interest as aforesaid. Each such assignee or transferee shall have all of the rights but none of the obligations of the Lender under this Agreement and the Borrower shall not assert against any of them any defense, counterclaim or setoff that the Borrower may have against the Lender. This Agreement shall be binding upon each of the Borrower and its successors and shall inure to the benefit of the Lender and its successors and assigns.

Section 19. PARTIAL INVALIDITY.

If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced to such extent as shall be entitled by law.

Section 20. SETOFF.

The Borrower hereby waives the right to interpose any and all defenses, setoffs, counterclaims, crossclaims or abatements with respect to, in connection with, or arising out of this Agreement or the Note; provided, however, that nothing in
                                           -----------------
this Section 20 shall prevent Borrower from asserting, in a separate and independent proceeding, any claim it may have against the Lender.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives on the date first above written.


     /s/  [illegible]                         /s/ John Castellucci
-----------------------------------      ---------------------------------------
Witness                                  John D. Castellucci, President
                                         West Star Energy Group


     /s/  [illegible]                         /s/ John Castellucci
-----------------------------------      ---------------------------------------
Witness                                  John D. Castellucci, President
                                         LLO-Gas, Inc., a Delaware corporation


     /s/  [illegible]                         /s/ John Castellucci
-----------------------------------      ---------------------------------------
Witness                                  John D. Castellucci, President
                                         LLO-Gas, Inc., a California corporation


     /s/  [illegible]                         /s/ John Castellucci
-----------------------------------      ---------------------------------------
Witness                                  John D. Castellucci, Individually
                                         as Guarantor

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

ACCEPTED AND AGREED

Capstone Capital, LLC


By:     /s/ Joseph F. Ingrassia
    ------------------------------------------
      Joseph F. Ingrassia
      Member

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

Address For Notices:

West Star Energy
Atwater
695 Atwater Blvd.
Atwater, CA 95301

LLO-Gas, Inc.
Laws Bulk Plant
108 Dehy -Laws
Bishop, CA 93514

LLO-Gas, Inc.
23805 Stuart Ranch Road
Suite 265
Malibu, CA 90265

LLO-Gas, Inc.
1013 Centre Road
Wilmington, DE 19805

John D. Castellucci
5740 Kanan Dume
Malibu, CA 90265

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

                                   Exhibit-A
                                       to
                               Security Agreement

1.   Description of Collateral:

(a) All inventory and goods, including without limitation, all inventory and goods held for sale or lease or to be furnished under contracts of service, raw materials, work in process, finished goods, goods in transit, advertising, packaging and shipping materials, and all designs, creations, patterns, styles, samples and all other material and supplies (collectively, the "Inventory');

(b) All documents, including without limitation, documents of transport, payment and title relating to any of the foregoing and all such other documents as are made available to Borrower for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange;

(c) All rights, claims, rights of offset, rights of return, actions and causes of action against any person, including without limitation, those arising out of the purchase by Borrower of any of its Inventory including, without limitation, the Supplier Orders, and all rights of stoppage in transit, replevin, reclamation and rights of any unpaid vendor or as a lienor;

(d) All equipment, machinery, fixtures, trade fixtures, vehicles, furnishings, furniture supplies, materials, tools, machine tools, office equipment, appliances, apparatus, dies, jigs, and chattels; trucks, trailers, loaders and other vehicles and all replacements and substitutions therefore and all accessories thereto;

(e) All of Borrower's now owned or hereafter acquired general intangibles including, without limitation, trademarks, tradenames, tradestyles, trade secrets, equipment formulation, manufacturing procedures, quality control procedures, product specifications, patents, patent applications, copyrights, registrations, contract rights, choses in action, causes of action, corporate or other business records, inventions, designs, goodwill, claims under guarantees, licenses, franchises, tax refunds, tax refund claims, computer programs, computer data bases, computer program flow diagrams, source codes, object codes and all other intangible property of every kind and nature;

(f) All of Borrower's now owned or hereafter acquired accounts and contract rights, instruments, insurance proceeds, documents, chattel paper, letters of credit and Borrower's rights to receive payment thereunder, any and all rights to the payment or receipt of money or other forms of consideration of any kind at any time now or hereafter owing or to be owing to Borrower (Receivables"), all proceeds thereof and all files in which Borrower has any interest whatsoever containing information identifying or pertaining to any of Borrower's Receivables,

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

together with all of Borrower's rights to any merchandise which is represented thereby, and all Borrower's right, title, security and guarantees with respect to each Receivable, including, without limitation, all rights of stoppage in transit, replevin and reclamation and all rights as an unpaid vendor;

(g) All of Borrower's now owned and hereafter acquired investment property, including without limitation, sercurities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities accounts, and commodities contracts;

(h) All guarantees, liens on real or personal property, leases, and other agreements and property which in any way secure or relate to the foregoing, or are acquired for the purpose of securing and enforcing any item thereof;

(i) (1) all cash held as collateral to the extent not otherwise constituting collateral, all other cash or property at any time on deposit with or held by Lender for the account of Borrower (whether for safekeeping, custody, pledge, transmission or otherwise), (2) all present or future deposit accounts (whether time or demand or interest or non-interest bearing of Borrower with Lender any other person including those to which any such cash may at any time and from time to time be credited, (3) all investments and reinvestments (however evidenced) of amounts from time to time credited to such accounts, and (4) all interest, dividends, distributions and other proceeds payable on or with respect to (x) such investments and reinvestments and (y)such accounts;

(j) All instruments, chattel paper, documents, and contract rights and other rights, irrespective of when acquired, including without limitation the Client Orders and Supplier Orders;

(k) All proceeds, insurance proceeds, products and accessions of or to any and all of the foregoing, and all collateral and security for, and guarantees of, any and all of the foregoing, and all books and records relating to any and all of the foregoing (including without limitation, any and all microfilm, microfiche, computer programs and records, source materials, tapes and discs) and all equipment containing said books and records;

The Collateral is presently located at: West Star Energy Group formerly known as Mid-State Fuels, Inc. Atwater, 695 Atwater Blvd., Atwater, CA 95301; LLO-Gas, Inc., Laws Bulk Plant 108 Dehy-Laws, Bishop, CA 93514; Bishop Texas Retail Station & Pacific Pride Cardlock, 1223 N. Main Street, Bishop, CA 93514; Mammoth Pacific Pride Cardlock, 240 Commerce Rd., Mammoth Lakes, CA 93546; Mammoth Bulk Plant, Location #3, Old Mammoth Rd & 395, Mammoth Lakes, CA 95301; Lone Pine
Station, 840 So. Main Street, Lone Pine, CA 93545;   Lock Box, P.O. Box 45715,
San Francisco, CA 94145-0715;1013 Centre Road, Wilmington, DE 19805; and 23805 Stuart Ranch Road, Suite 265, Malibu, CA 90265.

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